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                                                                    Exhibit 32.2

                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------


I, Michael O'Reilly, Vice Chairman and Chief Financial Officer of The Chubb Corporation (the "Corporation"), certify, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Corporation for the quarterly period ended March 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated:  May 5, 2006



/s/ Michael O'Reilly
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Michael O'Reilly
Vice Chairman and Chief Financial Officer